BIO-TECHNOLOGY GENERAL CORP.
2001 STOCK OPTION PLAN

             1.          Purpose.  The purpose of the Bio-Technology General Corp. 2001 Stock Option Plan (the “Plan”) is to enable Bio-Technology General Corp. (the “Company”) and its stockholders to secure the benefits of common stock ownership by key personnel of the Company and its affiliates.  The Board of Directors of the Company (the “Board”) believes that the granting of options under the Plan will foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the continued profitability and long-term future growth of the Company.

             2.          Stock subject to the Plan.  Subject to adjustment as provided in Section 6 below, the Company may issue a total of 10,000,000 shares of its common stock, $.01 par value (the “Common Stock”), pursuant to the Plan.  Such shares may be either authorized and unissued or held by the Company in its treasury.  New options may be granted under the Plan with respect to shares of Common Stock which are covered by the unexercised portion of an option which has terminated or expired by its terms, by cancellation or otherwise.

             3.          Administration.  The Plan will be administered by the Board or by a committee (the Board in such capacity or such committee being referred to as the “Committee”) consisting of at least three directors appointed by and serving at the pleasure of the Board.  Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to grant options under the Plan, to interpret the provisions of the Plan, to fix and interpret the provisions of option agreements made under the Plan, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan.  A majority of the members of the Committee will constitute a quorum.  The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent.  The decision of the Committee as to any disputed question, including questions of construction, interpretation and administration, will be final and conclusive on all persons.  The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan. The Company shall indemnify and hold harmless each member of the Committee and the Board and any employee of the Company who provides assistance with the administration of the Plan from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including the advancement of reasonable legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person’s fraud or willful misconduct.

             4.          Eligibility.  Options may be granted under the Plan to present or future employees of the Company or an affiliate of the Company and to directors of, or consultants to, the Company or an affiliate who are not employees, provided that incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), may only be granted to employees of the Company or a subsidiary of the Company (a “Subsidiary”) within the meaning of Section 424(f) of the Code.  Subject to the provisions of the Plan, the Committee may from time to time select the persons to whom options will be granted, and will fix the number of shares covered by each such option and establish the terms and conditions thereof, including, without limitation, the exercise price, restrictions on exercisability of the option or on the disposition of the shares of Common Stock issued upon exercise of the option, and whether or not the option is to be treated as an Incentive Stock Option.  For purposes hereof, affiliate of the Company means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

             5.          Terms and Conditions of Options.  Each option granted under the Plan will be evidenced by a written agreement in a form approved by the Committee.  Each such option will be subject to the terms and conditions set forth in this Section and such additional terms and conditions not inconsistent with the Plan (and, in the case of an Incentive Stock Option, not inconsistent with the provisions of the Code applicable thereto) as the Committee deems appropriate.

             (a)         Option Exercise Price.  In the case of an option which is not treated as an Incentive Stock Option, the exercise price per share may not be less than 85% of the Fair Market Value of a share of Common Stock on the date the option is granted; and, in the case of an Incentive Stock Option, the exercise price per share may not be less than 100% of the Fair Market Value of a share of Common Stock on the date the option is granted (110% in the case of an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary (a “ten percent stockholder”)).  For purposes hereof, the Fair Market Value of a share of Common Stock on any date will be equal to the closing sale price per share as published by a national securities exchange on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date or, if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over the counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over the counter market, the fair market value of a share of the Common Stock on such date as determined in good faith by the Committee.

             (b)        Option Period.  The period during which an option may be exercised will be fixed by the Committee and will not exceed ten years from the date the option is granted (five years in the case of an Incentive Stock Option granted to a ten percent stockholder).

             (c)         Exercise of Options.  Subject to earlier termination of the option as provided herein, unless the Committee determines otherwise, options will be exercisable from and after the date of grant.  Vesting or other restrictions on the exercisability of an option will be set forth in the related option agreement.  All or part of the exercisable portion of an option may be exercised at any time during the option period.  An option may be exercised by transmitting to the Company (1) a written notice specifying the number of shares to be purchased, and (2) payment of the exercise price, together with the amount, if any, deemed necessary by the Committee to enable the Company to satisfy its tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the Company are made with respect to the satisfaction of such withholding obligations).

             (d)        Payment of Exercise Price.  The purchase price of shares of Common Stock acquired pursuant to the exercise of an option granted under the Plan may be paid in cash, certified or bank check, and/or such other form of payment as may be permitted by the Committee from time to time, including, without limitation, shares of Common Stock which, if acquired from the Company, have been owned by the optionee (free and clear of any liens or encumbrances) for at least six months or, if the Common Stock is publicly-traded, pursuant to a cashless exercise procedure established by the Company in accordance with Regulation T of the Federal Reserve Board.

             (e)         Rights as a Stockholder.  No shares of Common Stock will be issued in respect of the exercise of an option granted under the Plan until full payment therefor has been made and the applicable tax withholding obligation has been satisfied or provided for, which withholding obligation, if satisfied with shares of Common Stock subject to an option being exercised, shall not exceed the statutory minimum rate. The holder of an option will have no rights as a stockholder with respect to any shares covered by an option until the date a stock certificate for such shares is issued to him or her.  Except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

             (f)         Nontransferability of Options.  No option granted under the Plan may be assigned or transferred except by will or by the applicable laws of descent and distribution; and each such option may be exercised during the optionee's lifetime only by the optionee.  Notwithstanding the preceding sentence, the Committee may, in its sole discretion, permit an optionee to transfer an option (other than an Incentive Stock Option), in whole or in part, to such persons and/or entities as are approved by the Committee from time to time and subject to such terms and conditions as the Committee may determine from time to time.

             (g)        Termination of Employment or Other Service.  Except as otherwise provided herein or determined by the Committee, the following rules will apply with regard to options held by an optionee at the time of his or her termination of employment or other service with the Company and its affiliates:

                           (1)         Termination due to Death or Disability.  If an optionee’s employment or other service terminates due to his or her death or Disability (or if the optionee’s employment or other service is terminated by reason of his or her Disability and the optionee dies within one year of such termination of employment or other service), then: (A) that portion of an option that is not exercisable on the date of termination will immediately terminate, and (B) that portion of an option that is exercisable on the date of termination will remain exercisable, to the extent exercisable on the date of termination, by the optionee (or the optionee’s designated beneficiary or representative) during the one year period following the date of termination (or, during the one year period after the later death of a disabled optionee) or, if sooner, until the expiration of the stated term thereof, and, to the extent not exercised during such period, will thereupon terminate. For purposes hereof, unless otherwise determined by the Committee, the term “Disability” means the inability of an optionee to perform the customary duties of his or her employment or other service for the Company or an affiliate by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration.

                           (2)         Termination for Cause or at a Time when Cause Exists.  If an optionee’s employment or other service is terminated by the Company or an affiliate for Cause or if, at the time of his or her termination, grounds for a termination for Cause exist, then any option held by the optionee (whether or not then exercisable) will immediately terminate and cease to be exercisable.  For purposes hereof, unless otherwise determined by the Committee, the term “Cause” means: (A) in the case where there is no employment or consulting agreement between the optionee and the Company or its affiliates at the time of grant or where such an agreement exists but does not define “cause” (or words of like import), the optionee’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services, unsatisfactory performance of services or material breach of any written agreement between the optionee and the Company or its affiliates, or (B) in the case where there is an employment or consulting agreement between the optionee and the Company or its affiliates at the time of grant which defines “cause” (or words of like import), the meaning ascribed to such term under such agreement.

                           (3)         Other Termination.  Except as provided in subsections (1) and (2) above, if an optionee’s employment or other service terminates for any reason or no reason, then: (A) that portion of an option held by the optionee that is not exercisable on the date of termination will immediately terminate, and (B) that portion of an option that is exercisable on the date of termination will remain exercisable, to the extent exercisable on the date of termination, by the optionee during the ninety day period following the date of termination or, if sooner, until the expiration of the stated term thereof, and, to the extent not exercised during such period, will thereupon terminate.

             (h)        Incentive Stock Options.  In the case of an Incentive Stock Option granted under the Plan, at the time the option is granted, the aggregate fair market value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year may not exceed $100,000 (or such other amount required by the Code from time to time).

             (i)          Other Provisions.  The Committee may impose such other conditions with respect to the exercise of options, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

             (j)          Maximum Option Grant.  The maximum option grant which may be made to an employee of the Company or an affiliate in any calendar year shall not cover more than 250,000 shares.

             6.          Capital Changes, Reorganization, Sale.

             (a)         Adjustments Upon Changes in Capitalization.  The aggregate number and class of shares which may be issued under the Plan, the maximum number of shares for which options may be granted to any employee in any calendar year, the number and class of shares covered by each outstanding option and the exercise price per share shall all be adjusted proportionately for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

             (b)        Acceleration of Vesting Upon Change of Control.  If there is a change of control of the Company (as defined in subsection (f) below), then all outstanding options shall become fully exercisable whether or not the vesting conditions, if any, set forth in the related option agreements have been satisfied, and each optionee shall have the right to exercise his or her options prior to such change of control and for as long thereafter as the option shall remain in effect in accordance with its terms and the provisions hereof.

             (c)         Conversion of Options on Stock for Stock Exchange.  If the stockholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate, in which case the Company shall notify the optionees in writing or electronically, at least 15 days prior to the consummation of the transaction, that the options shall become fully exercisable whether or not the vesting conditions, if any, set forth in the related option agreements have been satisfied for the period specified in the notice (but in any case not less than 15 days from the date of such notice).  The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization.  To the extent provided in subsection (b) above, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

             (d)        Fractional Shares. In the event of any adjustment in the number of shares covered by any option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such option will cover only the number of full shares resulting from the adjustment.

             (e)         Determination of Board to be Final.  All adjustments under this Section 6 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.  Unless an optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made in such a manner so as not to constitute a “modification” as defined in Section 424(h) of the Code and so as not to cause the optionee's Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option.

             (f)         Change of Control Defined.  For purposes hereof, a change in control of the Company is deemed to occur if (1) there occurs (A) any consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than (x) a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger, or (y) a consolidation or merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (by being converted into voting securities of the continuing or surviving entity) more than 50% of the combined voting power of the voting securities of the surviving or continuing entity immediately after such consolidation or merger and which would result in the members of the Board immediately prior to such consolidation or merger (including, for this purpose, any individuals whose election or nomination for election was approved by a vote of at least two-thirds of such members), constituting a majority of the board of directors (or equivalent governing body) of the surviving or continuing entity immediately after such consolidation or merger; or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the Company's assets; (2) the Company's stockholders approve any plan or proposal for the liquidation or dissolution of the Company; (3) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) shall become the beneficial owner (within the meaning of Rule 13d-3 under said Act) of 40% or more of the Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company; or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority of the Board unless the election or nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

             7.          Amendment and Termination of the Plan.  The Board may amend or terminate the Plan.  Except as otherwise provided in the Plan with respect to equity changes, any amendment which would increase the aggregate number of shares of Common Stock as to which options may be granted under the Plan, or modify the class of employees eligible to receive options under the Plan shall, to the extent required by applicable law or exchange requirements, be subject to the approval of the holders of the Common Stock.  No amendment or termination may affect adversely any outstanding option without the written consent of the optionee.

             8.          No Rights Conferred.  Nothing contained herein will be deemed to give any individual any right to receive an option under the Plan or to be retained in the employ or service of the Company or any affiliate.

             9.          Governing Law.  The Plan and each option agreement shall be governed by the laws of the State of Delaware, without regard to its principles of conflicts of law.

             10.        Decisions and Determinations of Committee to be Final.  Except to the extent rights or powers under this Plan are reserved specifically to the discretion of the Board, the Committee shall have full power and authority to interpret the Plan and any option agreement made under the Plan and to determine all issues which arise thereunder or in connection therewith, and the decision of the Board or the Committee, as the case may be, shall be binding and conclusive on all interested persons.

             11.        Term of the Plan.  The Plan shall be effective as of April 30, 2001, the date on which it was adopted by the Board, subject to the approval of the stockholders of the Company.  The Plan will terminate on April 30, 2011, the date ten years after the date of its adoption by the Board, unless sooner terminated by the Board.  The rights of optionees under options outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination and shall continue in accordance with the terms of the option (as then in effect or thereafter amended).